UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2025
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On March 24, 2025, the board of directors (the “Board”) of Quanterix Corporation (the “Company”) appointed William P. Donnelly to serve as Chairman of the Board, effective immediately. Mr. Donnelly succeeds Martin D. Madaus, Ph.D. as Chairman of the Board.

On March 27, 2025, Dr. Madaus notified the Board of his intention to resign from the Board and each committee of the Board on which he serves no later than the date of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Dr. Madaus’s decision to resign follows his receipt of less than a majority of the votes cast in support of his reelection at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). On the day after the 2024 Annual Meeting, the Nominating and Governance Committee (the “Committee”) of the Board initiated a process to review the 2024 Annual Meeting results, to solicit feedback from stockholders regarding potential reasons for Dr. Madaus’s voting results and to determine appropriate next steps. Over the course of numerous meetings in the summer and fall of 2024, the Committee and the full Board considered such feedback and potential responsive actions, including the possibility of Dr. Madaus resigning from the Board. In late 2024, in light of the then-potential strategic transaction with Akoya Biosciences, Inc. (“Akoya”), Dr. Madaus and the Board deferred any such action until closer to the conclusion of discussions with Akoya and/or the 2025 Annual Meeting. Dr. Madaus’s resignation is not because of any disagreement with the Company on any matter relating to its operations, policies or practices. The Company thanks Dr. Madaus for his leadership and dedication over many years of service to the Company.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Name: Vandana Sriram
Title: Chief Financial Officer
Date: March 28, 2025